                                                                   EXHIBIT 10.26

                      CIMARON COMMUNICATIONS CORPORATION
              (as amended by Applied Micro Circuits Corporation
                     on June 18, 1999 and August 3, 1999)

                           1998 STOCK INCENTIVE PLAN

     Share numbers adjusted to reflect two-for-one stock split implemented through a 100% stock dividend on September 2, 1999.

     1.  Purposes of the Plan.  The purposes of this 1998 Stock Incentive Plan
         --------------------
are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan shall be nonstatutory stock options.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Administrator" means the Board or any of its Committees appointed
              -------------
pursuant to Section 4 of the Plan.

         (b) "Board" means the Board of Directors of the Company.
              -----

         (c) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (d) "Committee"  means the Committee appointed by the Board of
              ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

         (e) "Common Stock" means the Common Stock of the Company.
              ------------

         (f) "Company" means Applied Micro Circuits Corporation, a Delaware
              -------
corporation.

         (g) "Consultant" means any person, including an advisor, who is
              ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

         (h) "Continuous Status as an Employee or Consultant" means the absence
              ----------------------------------------------
of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

         (i) "Employee" means any person employed by the Company or any Parent
              --------
or Subsidiary of the Company.  The term "Employee" shall not include officers of
                                         --------
the Company

                                       1.

unless an award granted under the Plan is an essential inducement to such person's first entering into an employment relationship with the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (k) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (1) "Nonstatutory Stock Option" means an Option not intended to
              -------------------------
qualify as an incentive stock option under Section 422 of the Code.

         (m) "Option" means a stock option granted pursuant to the Plan.
              ------

         (n) "Optioned Stock" means the Common Stock subject to an Option.
              --------------

         (o) "Optionee" means an Employee or Consultant who receives an Option.
               --------

         (p) "Parent" means a "parent corporation," whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code.

         (q) "Plan" means this 1992 Stock Option Plan.
              ----

         (r) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 13 of the Plan.

         (s) "Subsidiary" means a "subsidiary corporation," whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 14 of
         -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is

                                       2.

2,032,730 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

         (a)  Procedure.
              ---------

              (i)   Administration With Respect to Directors and Officers.  With
                    -----------------------------------------------------
respect to grants of Options to Employees who are also officers of the Company, grants under the Plan shall be made by (A) the Board if the Board may make grants under the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3"), or (B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3 and otherwise so as to satisfy legal requirements relating to the administration of stock option plans, if any, of state corporate and state and federal securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

              (ii)  Multiple Administrative Bodies.  If permitted by Rule 16b-3,
                    ------------------------------
the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

              (iii) Administration With Respect to Consultants and Other
                    ----------------------------------------------------
Employees.  With respect to grants of Options to Employees or Consultants who
---------
are not officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (b) Powers of the Administrator.  Subject to the provisions of the
             ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                                       3.

             (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

             (iii) to determine whether and to what extent Options are granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (v)   to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

             (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

         (c) Effect of Administrator's Decision.  All decisions, determinations
             ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options

     5.  Eligibility.
         -----------

         (a) Nonstatutory Stock Options may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if such Optionee is otherwise eligible, be granted an additional Option or Options.

         (b) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate such Optionee's employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon the its adoption by
         ------------
the Board of Directors of Cimaron Communications Corporation (a corporation to which the Company is a successor) and shall continue in effect for a term of ten
(10) years from such date unless sooner terminated under Section 15 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Option Exercise Price and Consideration.
         ---------------------------------------

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board.

                                       4.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price (6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) any combination of the foregoing methods of payment, (8) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.  Exercise of Option.
         ------------------

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option
             -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

             An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

             Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Employment.  In the event of termination of an
             -------------------------
Optionee's Continuous Status as an Employee or Consultant with the Company (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise such Optionee's Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                                       5.

         (c) Disability of Optionee.  Notwithstanding the provisions of Section
             ----------------------
9(b) above, in the event of termination of an Optionee's or Continuous Status as an Employee or Consultant as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (d) Death of Optionee.  In the event of the death of an Optionee, the
             -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (e) Rule 16b-3.  Options granted to persons subject to Section 16(b)
             ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10. Non-Transferability of Options.  Options may not be sold, pledged,
         ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Stock Withholding to Satisfy Withholding Tax Obligations.  At the
         --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than the applicable withholding taxes, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this

                                       6.

Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a) the election must be made on or prior to the applicable Tax Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

         (c) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12. Adjustments Upon Changes in Capitalization; Corporate Transactions.
         ------------------------------------------------------------------

         (a) Changes in Capitalization.  Subject to any required action by the
             -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Corporate Transactions.  In the event of the proposed dissolution
             ----------------------
or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, in which the

                                       7.

Company is not the surviving corporation the Option shall vest and become immediately exercisable for the number of Shares that would otherwise be vested and exercisable under the terms of the Option one (1) year after the date of the Corporate Transaction. Thereafter, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Option shall vest and the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested and exercisable. If the Administrator makes an Option vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     13. Time of Granting Options.  The date of grant of an Option shall, for
         ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.
         -------------------------------------

         (a) Amendment and Termination.  The Board may at any time amend,
             -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without such Optionee's consent.

         (b) Effect of Amendment or Termination.  Any such amendment or
             ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares.  Shares shall not be issued
         ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                                       8.

     16. Reservation of Shares.  The Company, during the term of this Plan,
         ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Agreements.  Options shall be evidenced by written agreements in such
         ----------
form as the Board shall approve from time to time.

                                       9.